UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2005

EPOD INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	0 - 32327	91-1953719
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2223 Hayman Road, Kelowna, British Columbia, Canada V1Z 1Z6
(Address of principal executive offices)

(250) 769-0130
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER ITEMS

On July 21, 2005, EPOD International Inc. issued a press release announcing that it completed the sale of one of its EMT Power Storage System units. The deal, valued at $80,000, is its first sale in the Province of Alberta. Installation of the unit is to begin immediately with completion scheduled for the end of August. A copy of the press release is attached as Exhibit 99.1 hereto.

On August 11, 2005, EPOD International Inc. issued a press release announcing that it completed the sale of a solar power system in Germany. The deal, valued at $74,000, includes both the EPOD Solar Inverter and photovoltaic panels. Installation of the unit is to begin in September. A copy of the press release is attached as Exhibit 99.2 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
Exhibit Number	Description
99.1	EPOD International Inc. press release dated July 21, 2005
99.2	EPOD International Inc. press release dated August 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOD International Inc.
(Registrant)

By:	/s/
L. Mark Roseborough
President (Duly Authorized Officer)

Date: August 25, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	EPOD International Inc. press release dated July 21, 2005
99.2	EPOD International Inc. press release dated August 11, 2005